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                                                                   EXHIBIT 23.10

                           JOHN RICE & COMPANY L.L.C.
                             INVESTMENT SECURITIES

                                 March 16, 2001

Board of Directors
Bellwether Exploration Company
1331 Lamar Street
Suite 1455
Houston, TX 77010-3039

Gentlemen:

     We consent to the use of our Fairness Opinion, incorporated herein by reference, in the Proxy Statement Prospectus.

                                          Sincerely,

                                          /s/  JOHNSON RICE & COMPANY L.L.C.
                                               Johnson Rice & Company L.L.C.